Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Jeffrey R. Immelt, Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen, Kathryn A. Cassidy, Michael R. McAlevey and Robert E. Healing and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities, to sign: (i) one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such Registration Statement or Registration Statements, for the registration of $5,000,000,000 of the Company's debt securities, warrants, guarantees and common stock; and (ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, all in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 19th day of November, 2003.


                             /s/ Jeffrey R. Immelt
                             -------------------------
                             Jeffrey R. Immelt
                             Chairman of the Board
                             (Principal Executive
                             Officer and Director)


/s/ Keith S. Sherin                               /s/ Philip D. Ameen
-------------------------                         -------------------------
Keith S. Sherin                                   Philip D. Ameen
Senior Vice President -                           Vice President and Comptroller
Finance (Principal                                (Principal Accounting Officer)
Financial Officer)


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


/s/ James I. Cash, Jr.                       /s/ Rochelle B. Lazarus
--------------------------                   --------------------------
James I. Cash, Jr.                           Rochelle B. Lazarus
Director                                     Director


/s/ Dennis D. Dammerman
--------------------------                   --------------------------
Dennis D. Dammerman                          Sam Nunn
Director                                     Director


/s/ Ann M. Fudge                             /s/ Roger S. Penske
--------------------------                   --------------------------
Ann M. Fudge                                 Roger S. Penske
Director                                     Director


/s/ Claudio X. Gonzalez                      /s/ Gary L. Rogers
--------------------------                   --------------------------
Claudio X. Gonzalez                          Gary L. Rogers
Director                                     Director


/s/ Andrea Jung                              /s/ Andrew C. Sigler
--------------------------                   --------------------------
Andrea Jung                                  Andrew C. Sigler
Director                                     Director


/s/ Alan G. Lafley                           /s/ Robert J. Swieringa
--------------------------                   --------------------------
Alan G. Lafley                               Robert J. Swieringa
Director                                     Director


/s/ Kenneth G. Langone                       /s/ Douglas A. Warner III
--------------------------                   --------------------------
Kenneth G. Langone                           Douglas A. Warner III
Director                                     Director


/s/ Ralph S. Larsen                          /s/ Robert C. Wright
--------------------------                   --------------------------
Ralph S. Larsen                              Robert C. Wright
Director                                     Director




                      A MAJORITY OF THE BOARD OF DIRECTORS

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